 (header images)(menubar images)

A mutual fund is an investment corporation that pools together investors' money to purchase stocks and bonds. The individual investor purchases shares in the fund itself, rather than the individual stocks and bonds. This makes for a much more diverse investment - one that is not dependent on the performance of a single stock or bond. In addition, mutual funds buy securities in large quantities, which may result in lower costs to investors.

Mutual funds have professional managers who buy and sell securities with the pooled assets of many investors, on behalf of the investors. They manage a variety of different funds, which are defined by the securities the managers select. For example, a fund can be made exclusively of utility stocks, or "large cap" stocks - that is, stocks of companies that have large capitalization, as defined by industry standards. To learn more about the different kinds of mutual funds offered, click here for "(link)Mutual Funds Investing."

Investors can choose among these offerings depending on their investment "style" - that is, their tolerance for risk, their need for returns, and the time-frame in which they intend to invest. Some prefer a less risky, slow and steady return on their investment, while others are willing to take more risk in return for potentially higher returns. Click here for more information about "(link)Investment Styles."

Mutual funds receive preferential tax treatment under the U.S. Internal Revenue Code whereby the mutual fund itself is not subject to federal taxation. All gains, losses and tax benefits are passed directly to the individual investor, as are tax obligations. The buying and selling of securities within a mutual fund portfolio generates capital gains and losses which are passed back to investors even if they have not sold any of their mutual fund shares. Mutual funds have been an attractive investment over the years, offering convenience and diversity and a record of performance to the individual investor. Click here for more information about "(link)Investment Trends."

Mutual fund investments are not guaranteed by the federal government like savings or certain other accounts in FDIC institutions, but the industry is overseen by a variety of federal and independent entities. Click here for information on "(link)Who Oversees Investing."

To find the Lindner Mutual Fund that best meets your needs, (link)click here. (footer images)